Exhibit 99.1

MDWerks Appoints David Stephens as Chief Financial Officer

Green Cove Springs, FL – March 10, 2025 – MDWerks, Inc. (“MDWerks” or the “Company”) (OTCQB: MDWK), a forward-thinking company leading the charge in the world of sustainable technology, today announced the appointment of David Stephens as the Company’s Chief Financial Officer, effective March 1, 2025.

Mr. Stephens brings to MDWerks nearly two decades of financial reporting and accounting experience across a range of private and public companies, with expertise in preparing U.S. Securities and Exchange Commission (“SEC”) filings, assembling financial statements in accordance with U.S. GAAP, navigating the initial public offering and registration statement process, improving internal controls and reporting, implementing financial software platforms, coordinating audits, and resolving complex accounting and reporting issues.

Most recently, Mr. Stephens has served as Director of Accounting for Fresh Notion Financial Services, leading a team of accountants in the provision of consulting, accounting, and financial reporting services. Over the past twelve months, he has provided those services to MDWerks and has been instrumental in managing the financial aspects of the Company to date.

Prior to Fresh Notion Financial Services, Mr. Stephens served as Manager of Financial Reporting and Technical Accounting Manager at Nexeo Solutions, a multibillion-dollar chemicals and plastics distribution company. At the start of his career, he held various financial reporting and accounting roles with Geokinetics Inc., LBB & Associates Ltd., LLP, and UHY, LLP. Mr. Stephens graduated from the University of Houston, where he earned his Bachelor of Business Administration in Accounting and Master of Science in Accounting. He is a Certified Public Accountant in Texas.

Steven Laker, Chief Executive Officer of MDWerks, commented, “David has been instrumental in managing our accounting and finance functions over the past twelve months. He is a high-caliber financial executive, and we are delighted to promote him to our leadership team at this important stage in our growth.”

Mr. Stephens added, “I am thrilled to be joining the leadership team of an innovative technology company that delivers significant cost and sustainability advantages through its patented energy wave solutions. I look forward to helping the team drive growth, profitability and value-creation at MDWerks in the years to come.”

About MDWerks, Inc.

MDWerks, Inc. (“MDWerks”) (OTCQB: MDWK) is a forward-thinking company that is leading the charge in the world of sustainable technology. As a prominent provider of energy wave technologies, MDWerks is committed to developing innovative solutions that help businesses reduce their costs and drive business value. For more information, please visit https://mdwerksinc.com/.

MDWerks’ wholly owned subsidiary, Two Trees Beverage Company, is headquartered deep in the Appalachian Mountain country, creating fine spirits, aged sustainably. Two Trees’ fine spirits brands, including Two Trees® and Tim Smith Spirits®, have received multiple industry awards. For more information, please visit https://twotreesdistilling.com/.

MDWerks’ wholly owned subsidiary, RF Specialties, LLC (“RFS”), addresses companies’ most pressing challenges by implementing automated radio frequency technology systems in a sustainable way reducing costs and increasing speed to market when compared to traditional methods. For more information, please visit https://www.rfspecialtiesus.com/.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements”. Forward-looking statements also may be included in other publicly available documents issued by MDWK and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause MDWK’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for MDWK’s products and services, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. Any forward-looking information provided in this release should be considered with these factors in mind. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission from time to time, including our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K, which are available on the Securities and Exchange Commission’s website at sec.gov. We assume no obligation to update any forward-looking statements contained in this press release.

Company Contact:

MDWerks, Inc.

Steven Laker

T: (252) 501-0019

stevel@mdwerksinc.com

Investor Contact:

The Equity Group

Kalle Ahl, CFA

T: (303) 953-9878

kahl@equityny.com